Exhibit 99.2

Adjustments to Certain Terms of Certain Securities of
Beazer Homes USA, Inc. in Connection with Reverse Stock Split

All Adjustments Effective at 5:00 p.m. New York City Time on October 11, 2012

7.25% Tangible Equity Units (NYSE: BZU)

(Capitalized terms are as defined in the related Purchase Contract Agreement dated May 10, 2010)

Item Adjusted	Purchase Contract Agreement Provision for Adjustment	Amount Before Adjustment	Adjustment Ratio	Amount Following Adjustment
Maximum Settlement Rate	5.01(a)(iii)	4.3029	1/5	0.8606
Minimum Settlement Rate	5.01(a)(iii)	3.5126	1/5	0.7025
Fundamental Change Early Settlement Rates	5.01(c)(iv)	[See Below]	1/5	[See Below]
Stock Prices	5.01(c)(iv)	[See Below]	5/1	[See Below]
Reference Price	5.01(c)(ii)	$5.81	5/1	$29.05
Threshold Appreciation Price	5.01(c)(ii)	$7.12	5/1	$35.6

Stock Prices and Fundamental Change Early Settlement Rates
Before Adjustment

	Effective Date
Stock Price	May 10, 2010	August 15, 2011	August 15, 2012	August 15, 2013
$1	3.2978	3.2097	3.1538	4.3029
$3	3.554	3.6921	3.9034	4.3029
$4	3.4845	3.6197	3.9196	4.3029
$5	3.4302	3.5401	3.8084	4.3029
$5.81	3.4	3.4905	3.6812	4.3029
$6	3.3952	3.4815	3.6522	4.1667
$6.5	3.3839	3.459	3.5837	3.8462
$7	3.3762	3.4422	3.527	3.5714
$7.12	3.3742	3.4386	3.5157	3.5126
$7.5	3.3701	3.429	3.4842	3.5126
$8	3.3672	3.4194	3.4534	3.5126
$9	3.3652	3.4083	3.4202	3.5126
$10	3.3673	3.4043	3.4098	3.5126
$11	3.3715	3.4043	3.4103	3.5126
$12	3.3773	3.4067	3.415	3.5126
$13	3.3833	3.4108	3.4208	3.5126
$15	3.3954	3.4201	3.4319	3.5126
$25	3.4355	3.4524	3.4623	3.5126

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Stock Prices and Fundamental Change Early Settlement Rates
After Adjustment

	Effective Date
Stock Price	May 10, 2010	August 15, 2011	August 15, 2012	August 15, 2013
$5	0.6596	0.6419	0.6308	0.8606
$15	0.7108	0.7384	0.7807	0.8606
$20	0.6969	0.7239	0.7839	0.8606
$25	0.686	0.708	0.7617	0.8606
$29.05	0.68	0.6981	0.7362	0.8606
$30	0.679	0.6963	0.7304	0.8333
$32.5	0.6768	0.6918	0.7167	0.7692
$35	0.6752	0.6884	0.7054	0.7143
$35.6	0.6748	0.6877	0.7031	0.7025
$37.5	0.674	0.6858	0.6968	0.7025
$40	0.6734	0.6839	0.6907	0.7025
$45	0.673	0.6817	0.684	0.7025
$50	0.6735	0.6809	0.682	0.7025
$55	0.6743	0.6809	0.6821	0.7025
$60	0.6755	0.6813	0.683	0.7025
$65	0.6767	0.6822	0.6842	0.7025
$75	0.6791	0.684	0.6864	0.7025
$125	0.6871	0.6905	0.6925	0.7025

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7.50% Tangible Equity Units (NYSE: BZT)

(Capitalized terms are as defined in the related Purchase Contract Agreement dated July 16, 2012)

Item Adjusted	Purchase Contract Agreement Provision for Adjustment	Amount Before Adjustment	Adjustment Ratio	Amount Following Adjustment
Maximum Settlement Rate	5.01(a)(iii)	8.6207	1/5	1.7241
Minimum Settlement Rate	5.01(a)(iii)	7.0373	1/5	1.4075
Fundamental Change Early Settlement Rates	5.01(c)(iii)	[See Below]	1/5	[See Below]
Stock Prices	5.01(c)(iii)	[See Below]	5/1	[See Below]
Reference Price	5.01(c)(i)	$2.9	5/1	$14.5
Threshold Appreciation Price	5.01(c)(i)	$3.55	5/1	$17.75

Stock Prices and Fundamental Change Early Settlement Rates
Before Adjustment

	Effective Date
Stock Price	July 16, 2012	July 15, 2013	July 15, 2014	July 15, 2015
$0.5	7.8254	7.9505	8.0765	8.6207
$1	7.4201	7.5453	7.6712	8.6207
$1.5	7.1706	7.2958	7.4217	8.6207
$2.5	6.9143	7.0395	7.1654	8.6207
$2.75	6.8776	7.0028	7.1287	8.6207
$2.9	6.8588	6.984	7.1099	8.6207
$3	6.8475	6.9726	7.0986	8.3333
$3.25	6.8226	6.9478	7.0737	7.6923
$3.55	6.7983	6.9234	7.0494	7.0423
$3.75	6.7848	6.91	7.0359	7.0373
$4.5	6.7484	6.8735	6.9994	7.0373
$5	6.7327	6.8579	6.9838	7.0373
$7.5	6.7021	6.8273	6.9532	7.0373
$10	6.6994	6.8246	6.9505	7.0373
$12.5	6.7028	6.8279	6.9539	7.0373
$15	6.707	6.8322	6.9581	7.0373

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Stock Prices and Fundamental Change Early Settlement Rates
After Adjustment

	Effective Date
Stock Price	July 16, 2012	July 15, 2013	July 15, 2014	July 15, 2015
$2.5	1.5651	1.5901	1.6153	1.7241
$5	1.484	1.5091	1.5342	1.7241
$7.5	1.4341	1.4592	1.4843	1.7241
$12.5	1.3829	1.4079	1.4331	1.7241
$13.75	1.3755	1.4006	1.4257	1.7241
$14.5	1.3718	1.3968	1.422	1.7241
$15	1.3695	1.3945	1.4197	1.6667
$16.25	1.3645	1.3896	1.4147	1.5385
$17.75	1.3597	1.3847	1.4099	1.4085
$18.75	1.357	1.382	1.4072	1.4075
$22.5	1.3497	1.3747	1.3999	1.4075
$25	1.3465	1.3716	1.3968	1.4075
$37.5	1.3404	1.3655	1.3906	1.4075
$50	1.3399	1.3649	1.3901	1.4075
$62.5	1.3406	1.3656	1.3908	1.4075
$75	1.3414	1.3664	1.3916	1.4075

*    *    *

7½% Mandatory Convertible Subordinated Notes due 2013 (NYSE: BZMD)

(Capitalized terms are as defined in the related Supplemental Indenture dated January 12, 2010)

Item Adjusted	Supplemental Indenture Provision for Adjustment	Amount Before Adjustment	Adjustment Ratio	Amount Following Adjustment
Maximum Conversion Rate	4.01(a)(iii)	5.4348	1/5	1.087
Minimum Conversion Rate	4.01(a)(iii)	4.4547	1/5	0.8909
Fundamental Change Conversion Rates	4.01(c)(iv)	[See Below]	1/5	[See Below]
Stock Prices	4.01(c)(iv)	[See Below]	5/1	[See Below]
Initial Price	4.01(c)(ii)	$4.6	5/1	$23
Threshold Appreciation Price	4.01(c)(ii)	$5.61	5/1	$28.05

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Stock Prices and Fundamental Change Conversion Rates Before Adjustment

Fundamental Change Effective Date	Stock Price
	$1	$3	$4	$4.5	$4.6	$4.75	$5	$5.25	$5.5	$5.61	$6	$7	$10	$15	$50
January 12, 2010	5.2063	4.6289	4.4833	4.4372	4.4302	4.4192	4.4041	4.3912	4.3804	4.3753	4.3633	4.3436	4.3373	4.358	4.3882
January 15, 2011	5.335	4.8158	4.6219	4.5551	4.5443	4.5284	4.5049	4.4847	4.4678	4.4613	4.4405	4.4074	4.3851	4.3968	4.4105
January 15, 2012	5.4061	5.0873	4.8262	4.7216	4.7024	4.6764	4.6373	4.6027	4.5732	4.5622	4.527	4.4702	4.4292	4.4311	4.4329
January 15, 2013	5.4348	5.4348	5.4348	5.4348	5.4348	5.2632	5.0000	4.7619	4.5455	4.4547	4.4547	4.4547	4.4547	4.4547	4.4547

Stock Prices and Fundamental Change Conversion Rates After Adjustment

Fundamental Change Effective Date	Stock Price
	$5	$15	$20	$22.5	$23	$23.75	$25	$26.25	$27.5	$28.05	$30	$35	$50	$75	$250
January 12, 2010	1.0413	0.9258	0.8967	0.8874	0.886	0.8838	0.8808	0.8782	0.8761	0.8751	0.8727	0.8687	0.8675	0.8716	0.8776
January 15, 2011	1.067	0.9632	0.9244	0.911	0.9089	0.9057	0.901	0.8969	0.8936	0.8923	0.8881	0.8815	0.877	0.8794	0.8821
January 15, 2012	1.0812	1.0175	0.9652	0.9443	0.9405	0.9353	0.9275	0.9205	0.9146	0.9124	0.9054	0.894	0.8858	0.8862	0.8866
January 15, 2013	1.087	1.087	1.087	1.087	1.087	1.0526	1.0000	0.9524	0.9091	0.8909	0.8909	0.8909	0.8909	0.8909	0.8909

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